March 2018 Codexis Corporate Presentation Nasdaq: CDXS TM

Forward-Looking Statements • These slides and the accompanying oral presentation contain forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial or operational performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or the negative of these terms, and similar expressions and comparable terminology intended to identify forward-looking statements. These forward- looking statements represent our estimates and assumptions only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. • Other factors that could materially affect actual results, levels of activity, performance or achievement can be found in Codexis’ Form 10-K for the period ended December 31, 2016 filed with the SEC on March 9, 2017 and Form 10-Qs filed with the SEC on May 9, 2017, August 9, 2017 and November 9, 2017, including under the caption “Risk Factors.” If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results, levels of activity, performance or achievement may vary significantly from what we projected. • Our logo, “Codexis,” “CodeEvolver®,” and other trademarks or service marks of Codexis, Inc. appearing in this presentation are the property of Codexis, Inc. This presentation contains additional trade names, trademarks and service marks of other companies. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply relationships with, or endorsement or sponsorship of us by, these other companies. 2

Employees ~120 (70 in R&D) Company History 16+ Years Cumulative Investments > $500m 2018 Revenues (Forecast) Total = $60-63 million 5Yr CAGR: 13-15% Patents & Applications > 1100 worldwide Codexis – Unlocking the Power of ProteinsTM 3

4 Proteins – Infinite Source of New Value Creating Materials

Complexity of Protein Structure - Function Relationships DNA Code Protein Function Protein Structure Codexis Uniquely Mapping This Big Data Landscape 5

CodeEvolver®: World-Leading Protein Engineering Platform



Starting protein from Codexis libraries and/or *in silico* designed

CodeEvolver®'s artificial intelligent algorithms learn structure – function relationships from vast data generated

Identifying new protein libraries that accelerate toward targeted protein function enrichments



Automated gene synthesis, protein production, performance testing and sequencing of <u>tens of thousands of identified proteins</u> per round per project



CodeEvolver® Engineered Protein

CODEXIS® PROTEIN ENGINEERING EXPERTS™

For more on CodeEvolver®: https://youtu.be/xSW0UDIgWRI https://youtu.be/up5QUdTLsBU

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Radical Protein Overhauls Are Required THIS is what CodeEvolver® Routinely Delivers Extent of Protein Engineering Needed to Displace Incumbent Products 29 sequence changes 103-fold improvement over wild-type acylases 30 sequence changes 105-fold improvement over wild-type transaminases 35 sequence changes 107-fold improvement over wild-type carbonic anhydrases 44 sequence changes 108-fold improvement over wild-type imine reductases 7

With Accelerating Speed & Shrinking R&D Costs 40 Scientists Years Per Project 10 Scientists Years Per Project 2 Scientists Years Per Project Sources of CodeEvolver®’s Accelerating Speed > Expanding libraries of better performing starter proteins > Proprietary artificial intelligence algorithms machine learn how to predict protein function more accurately > Automated real-world protein production and performance testing in high-throughput gets faster and cheaper 8

Accelerating Protein Targets Leveraging CodeEvolver®

Biotherapeutics

History:	1st target starts 2014; expanded 2017
Status:	*Pipeline six deep; lead in phase 1 in 2018*
TAM:	$5+ bn[3] enzyme therapeutics
Comps:	Biomarin, Shire, Sanofi-Genzyme, Ultragenyx

Novel, High Performing Industrial Enzymes

History:	First non-pharma project 2014
Status:	*Food 10+% of 2017 sales → Diagnostics → …*
TAM:	$4+ bn[2] industrial enzymes
Comps:	Novozymes, Dupont, DSM, Amano

Protein Catalysts for Pharma Manufacturing

History:	Codexis making the market for 16+ yrs
Status:	*Accelerating and deepening penetration*
TAM:	$1+ bn[1] can improve > ⅓ of all small molecule drugs
Comps:	**Limited** direct; some in-house big pharma R&D

CODEXIS®
PROTEIN ENGINEERING EXPERTS™

1) Codexis estimates
2) Markets and Markets Report FB2277, Oct 2016
3) Mordor Intelligence, https://goo.gl/3867rV, Sep 2016

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10 Codexis Protein Businesses Leveraging CodeEvolver® Solid, Accelerating Financial Base Protein Catalysts for Pharma Manufacturing

Codexis: A Leader in Pharma Protein Catalysts Hazardous Chemicals Waste Protein Catalyst Processes • Lower impurities • Higher yields • Fewer process steps • Less waste • Energy efficient Traditional Chemical Process Hi Pressure Reactors Minimal Waste Codexis Protein Catalyst Process Lo Pressure CSTR Engineered Protein Catalyst  ZERO activity from all starter protein sources  > 10%: higher yield / lower waste & energy  > 50% higher volumetric productivity  Stable in high temp + high organic solvent load  Expensive, toxic chemo-catalyst replaced  No new factory needed to support growth Merck’s Januvia® Codexis’ Award Winning Pharma Process Commercialization “ …[Codexis] helped avoid the cost of building a 2nd factory to meet the rising demand for Januvia®.” Skip Volante, Merck VP R&D 11

Protein Catalyst Pharma Penetration Metrics 2016 2017 2018 (forecast) Product Sales ($m/yr) 1 ~ $15 ~ $24m + Gross Margin on Product Sales (%) 2 36% 46% # Pharma Customer’s Products Using > $500k of Product 1 4 12 # API’s Commercially Using Codexis 3 7 7 Pre-commercial (phase 2 or later) Pipeline Projects 3 10 15 # Pharma Customers w/ Dedicated Protein Engineer Teams 1 3 # Pharma Customers w/ CodeEvolver® Platform License 2 2 # CodeEvolver® Licensees Generating > $1m Backends 0 0 1 Pharma Protein Catalyst Business: Solid, Accelerating Financial Base 1) Excludes product sales into food application 2) Gross margin on all product sales (includes sales into food) 3) See pipeline snapshot appendix; first three pharmaceutical manufacturing rows only Platform deals’ 100% margin backends kick in Deeper R&D access deals with elite customers Momentum of Codexis catalyst installations Acceleration of core P&L measures 12

13 Codexis Protein Businesses Leveraging CodeEvolver® Novel, High Performing Industrial Enzymes Protein Catalysts for Pharma Manufacturing History: First non-pharma catalyst project 2013 Status: Food 10+% of 2017 sales  Diagnostics  … TAM: $4+ bn 2 industrial enzymes Comps: Novozymes, Dupont, DSM, Amano Faster Commercializing, Larger Protein Targets Solid, Accelerating Financial Base

~ $5 Billion Industrial Enzyme Sectors Chemicals & Energy Animal Feed & Health Flavors and Fragrances Detergents Molecular Diagnostics & Biology Food and Nutrition Bring CodeEvolver® Improved Enzymes To Large Existing Markets 14

Fast Enzyme Commercializations in New Industrial Verticals

Codexis Novel Enzymes Enable Tate & Lyle's Food Ingredient Innovations

2014: 7 months of CodeEvolver® protein engineering drove 10-fold reduction in catalyst cost

2015: Lower cost enables Tate & Lyle to launch its new food ingredient

2017: Sales to T&L for this application are Codexis 2nd largest product sale

2017: Codexis and Tate & Lyle strike second deal to enable a second, larger new food ingredient

2018: 2nd project's enzymes scaling for GRAS affirmations and T&L commercial scale trials

> 10% of Codexis sales to food industry in 2017

Codexis Novel Enzymes Enabling Enhanced Molecular Diagnostics & Biology

2016: Identified opportunity to bring CodeEvolver® engineered enzymes for the ~ $100m genomic diagnostic workflow market

2017: First enzyme, a DNA Ligase, engineered and scaled. Demonstrates 90+% conversions in 3min vs competitive enzyme at < 50% conversion in > 10 min

2018: DNA Ligase set for market penetration and sales

2018: Second, in a stream of planned enzymes being engineered and prepped for beta testing

✓ **Expect another significant new deal in another industrial enzyme vertical to be executed in 2018**

CODEXIS®
PROTEIN ENGINEERING EXPERTS™

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16 Proving our Capabilities to Monetize the World’s Highest Value Proteins Novel, High Performing Industrial Enzymes Biotherapeutics Protein Catalysts for Pharma Manufacturing Faster Commercializing, Larger Protein Targets Solid, Accelerating Financial Base Codexis Protein Businesses Leveraging CodeEvolver®

The Opportunity for CodeEvolver® in Biotherapeutics

CodeEvolver ® Targetable BioTx Characteristics

Efficacy	Enhanced, tissue-specific activity
Safety	Reduced immunogenicity
Stability	Enhanced half-life in plasma and lysosome, stable in GI-tract
Convenience	Reduced dosing frequency, more desirable delivery (ie, oral)
Manufacturability	Optimized biophysical properties for manufacturing

Substantial Rare Disease Enzyme Targets*


Bibliographic data 2,019
Known rare diseases ~7,000
Known prevalence 655

Enzyme deficiencies: 147

CODEXIS®
PROTEIN ENGINEERING EXPERTS™

* http://sid.usal.es/idocs/F8/FDO26770/Prevalencia_ER_lista.pdf

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Oral Enzyme For PKU Successfully Developed & Partnered Nestlé & Codexis Therapeutic Development Platform Access Partnership Deal (Oct 2017):  Purchased rights to commercialize the oral PKU drug candidate  Up to $357 million in upfront + milestones, plus up to low double digit % royalty on sales  First look rights for Nestlé for other IEAAM programs in Codexis pipeline  CodeEvolver® R&D capacity newly dedicated to novel breakthrough protein targets “We have partnered with Codexis to accelerate enzyme innovation for multiple health conditions.” —Nestlé Health Science 18

Codexis phase 1 trials in 2018 NHSc option early 2019 Setting Up For More Success From Pipeline CodeEvolver® Generated in vitro Candidate Discovery Preclinical Research IND Enabling Human Trials 19 CDX-6114: Inborn Error of Amino Acid Metabolism Disease, PKU IEAAM - 3 LSD-2 DT4 Discovery Partnership Drug Target 1 (DT1) Lysosomal Storage Disease LSD-1 IEAAM - 2 Two Add’l Partnerable Assets in 2019 + Prospects of other significant new discovery partnering deals working CodeEvolver® into new biotherapeutic modalities (outside enzyme therapeutics)

Codexis in 2017: Building Momentum Again

$50.0m

2017 Total Revenue

Growth Despite $22.5m in Non-recurring 2016 Revenues

✓ Met

Performance vs Annual Guidance

Fourth Consecutive Year

$26.7m

2017 Product Sales

+74% vs 2016

46%

2017 Product Margin

Up From 36% in 2016

✓✓

2017 Strategic Deliverables

- ✓ **13 Customer Products Each Use > $500k Codexis Protein Catalysts**
- ✓ **Food Industry Generates Greater Than 10% of Revenues**
- ✓ **Three Pharma Customers Secure Dedicated Teams (up from one)**
- ✓ **Breakout New Partnering Deals Executed:**
  - *Biotherapeutics Partnership with Nestlé Health Science*
  - *Second Major Food Ingredient Partnership with Tate & Lyle*
- ✓ **MDx/NGS Enzymes Setup For Successful Market Entry**
- ✓ **Capably Building Biotherapeutic Development Capabilities:**
  - *Accelerated CDX-6114 for PKU Towards Phase 1 Trials*
  - *Four More Discovery Programs Move Towards Partnerable Status*
- ✓ **Completed $25 Million Financing to Support Growth**

CODEXIS®
PROTEIN ENGINEERING EXPERTS™

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21 Codexis 2018 Financial Outlook $32 $35 $42 $49 $50 $60 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 2013 2014 2015 2016 2017 2018F Total Revenue ($ million) $63 Total Revenues: $60 - 63m (+20-26% vs 2017) Product Sales: $25 - 28m (2017 = $26.7m) Product Gross Margin: 45 - 48% (2017 = 46%) Revenues: ~35% in 1H’18 / ~65% in 2H’18 R&D + GS&A Expenses: Similar To 2017; ~ Smooth Quarterly Additional Insights Into 2018 Financial Outlook 2018 Annual Guidance Introduced

22 Codexis Strategic Objectives for 2018 Relentless Focus on CodeEvolver® technology platform, AI-Driven Acceleration of Protein Discoveries  Reinforce our powerful, product-commercializing uniqueness in the world’s growing synthetic biology landscape Continue Profitable Penetration of Protein Catalysis in Pharmaceutical Manufacturing  Continue expansion of the number of our late-stage installations (Phase 2 to commercial) in our pipeline (22 as of 6/30/17)  Deepen deployment by account: Lightly engaged  Project  Dedicated team  CodeEvolver® deal ( 100% margin backends)  At least one significant new deal executed in 2018 Continue to Broaden our Industrial Enzyme Capabilities Outside Pharma Manufacturing  Food: approach commercialization of the second (larger peak rev) project with Tate & Lyle; again > 10% of total revenues  Diagnostics/NGS: penetration / sales established with our DNA Ligase; launch at least one new product into field  At least one significant new deal in another industrial enzyme vertical executed in 2018 Establish the Significance of our Biotherapeutics Business  CDX-6114 For PKU: start phase 1 trial (mid-2018 - $4m cash); Nestlé Health Science option exercise (early 2019 - $3m); advances from there  Pipeline: at least two additional lead candidates (beyond PKU) are “partnerable” (locked and on way to IND) by 2019  At least one significant new deal working CodeEvolver® platform into new biotherapeutic modalities (outside enzyme therapeutics)

Unlock the power of proteinsTM 23

Contact Us John Nicols President & Chief Executive Officer • john.nicols@codexis.com • (650) 421-2388 Gordon Sangster Senior Vice President & Chief Financial Officer • gordon.sangster@codexis.com • (650) 421-8115 Jody Cain Lippert Heilshorn & Associates • Codexis Investor Relations Partner • jcain@lhai.com • (310) 691-7100 Corporate Headquarters 200 Penobscot Drive Redwood City, CA 94063 USA Nasdaq: CDXS 24

Appendix – Most Recent Pipeline Snapshot 25

Codexis Pipeline Snapshot 26 Type of Protein & Target Market Pre-Commercial Commercial Pipeline Total 6/30/17 vs. prior pipeline 6/30/16 Codexis Driven Sustaining Revenues Codexis Self-funded Customer Partnered Product Sales and/or Licensing Protein Catalysts Improving Pharmaceutical Manufacturing: Developmental Drugs in Clinical Phase II or later 10 n.a. 10 + 3 Patented On-the-Market Drugs 1 2 3 - Generic On-the-Market Drugs 1 3 5 9 + 2 Expanding Industrial Enzyme Verticals: Protein Catalysts For Food Ingredient Manufacturing 3 1 4 - Enzymes Enabling Molecular Diagnostic & Biology 1 1 - Novel Biotherapeutics Discovery & Development 5 1 6 + 2 Pipeline Total as of June 30, 2017 7 18 8 33 + 7

Appendix – Success Stories & Customer Testimonials 27

Capital & Yield Efficiencies Unlocked For Merck’s Januvia® Capacity constraints in existing sitagliptin (active ingredient in Januvia) supply chain • Protein engineered from zero activity to commercial targets in less than 12 months • 53% higher productivity • 19% reduction in energy usage • Expensive, toxic chemo-catalyst replaced • No new factory needed to support growth CHALLENGE SOLUTION “ …[Codexis] helped avoid the cost of building a 2nd factory to meet the rising demand for Januvia®.” Skip Volante, Merck VP R&D 28

Major PharmaCo Patented Drug Process Overhaul

Engineered Protein Improvements



Aspirational 'BLUE SKY' goal
100,000-fold improvement
Minimum target
2700-fold improvement
70
60
50
40
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Productivity of Top Hit From Round (gP/gE/day)
Protein Engineering Cycle

CHALLENGE

Inefficient patented drug manufacturing process affecting Top-10 global pharma company's profit margins

SOLUTION

- Prior protein libraries: zero activity
- 43 sequence variations required
- Engineered protein results in > 3x lower cost than customer's target
- Engineered protein's temperature stability to fit reaction conditions
- Expensive, toxic chemo-catalyst replaced

Phase II+ Drug Processes Overhauled By Codexis Protein Catalysts: 22 & counting

CODEXIS®
PROTEIN ENGINEERING EXPERTS™

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CodeEvolver® Licensing Creates Value Across GSK’s Portfolio “We chose the Codexis platform after a thorough evaluation of the enzyme evolution landscape...” Doug Fuerst, GSK Technology Development Lead, Synthetic Biology CHALLENGE SOLUTION How to effectively leverage protein engineering widely across GSK’s portfolio? • Licensed the CodeEvolver® platform • Deeply embedded the technology in house • Applications from discovery to post launch • Codexis earns front end and back end economics • Partnership created around shared vision for proteins and mutual success of CodeEvolver® 30

Healthier food ingredient requires a lower cost process to enable the product launch • Protein catalyst system engineered to meet commercial targets in less than 7 months • 20-fold catalyst stability improvement • 90+% reduction in catalyst system cost • Enabled commercial production of the healthy ingredient < 2 years after 1st project discussion Tate & Lyle’s New Food Ingredient Launch Enabled CHALLENGE SOLUTION “We view Codexis as an extension of our internal R&D programs at Tate & Lyle...” Michael Harrison, Tate & Lyle SVP, New Product Development 31

Create more sensitive, fluid-based diagnostic tests: earlier, less invasive cancer detection • Codexis DNA ligase converts more input DNA to double-ligated library fragments than T4 DNA ligase across a range of sample input concentrations • Exceptional conversion of low concentration (10 ng) DNA inputs, ideal for liquid biopsy applications • Codexis DNA ligase achieves maximal substrate conversion within 5 minutes, enabling streamlined NGS workflows Improving Sensitivity and Precision in Molecular Diagnostics CHALLENGE SOLUTION  Our DNA Ligase is currently being beta tested by selected customers  Other Molecular Diagnostics enzyme candidates are currently being engineered 32

Therapeutic Enzyme to Treat Phenylketonuria (PKU)



In the USA ~1:15,000 newborns have PKU, causing lifelong neurocognitive symptoms

CHALLENGE

Besides aggressive dietary control, no available drug treatment for > 80% of PKU patients

SOLUTION

- First CodeEvolver® drug discovery breakthrough
- Stability in GI tract enables convenient oral dosage
- > 50-fold stability improvement, *in vitro*
- Efficacy demonstrated in four preclinical models
- Human trials targeted to start in early 2018

"Many individuals with PKU are eagerly awaiting new therapeutic options. CDX-6114 holds the potential of being an attractive treatment for PKU."

Dr. Gregory Enns, Professor of Pediatrics, Division of Medical Genetics, Stanford University Hospital

CODEXIS®
PROTEIN ENGINEERING EXPERTS™

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